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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): OCTOBER 7, 2004


                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               001-32264                                 06-1510312
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        (Commission File Number)              (IRS Employer Identification No.)


     545 LONG WHARF DRIVE, 5TH FLOOR
              NEW HAVEN, CT                                06511
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(Address of Principal Executive Offices)                (Zip Code)

                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 7, 2004, DSL.net, Inc. (the "Company") closed a financing transaction with Laurus Master Fund, Ltd, a Cayman Islands corporation ("Laurus"), pursuant to which the Company sold convertible debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The Company and Laurus had placed the transactions and funds into escrow on August 31, 2004, pending the Company's procurement of a waiver of certain rights of its Senior Noteholders (as defined below) represented by Deutsche Bank Trust Company Americas, as administrative agent ("DBTCA"), and agreement from such noteholders to subordinate their lien on trade accounts receivable of the Company to the lien granted to Laurus. On October 7, 2004, the Company reached agreement with Laurus and the Senior Noteholders on subordination terms and the financing proceeds were released from escrow to a Company account with DBTCA. The Company's withdrawal and use of such financing proceeds are subject to the prior approval of DB Advisors L.L.C., as advisor to Deutsche Bank AG London ("Deutsche Bank"), and DBTCA.

The securities sold to Laurus are a $4,250,000 Secured Convertible Minimum Borrowing Note (the "MB Note"), a $750,000 Secured Revolving Note (the "Revolving Note" and, together with the MB Note, the "Notes"), and a Common Stock Purchase Warrant (the "Laurus Warrant") to purchase 1,143,000 shares of common stock of the Company, par value $.0005 per share (the "Common Stock"). As part of the financing, the Company paid Laurus a credit facility management fee of $162,500. The Company's obligations under the Notes are secured by certain trade accounts receivable of the Company.

The Notes mature on August 1, 2006. Annual interest on the Notes is equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2.0%), provided, that, such annual rate of interest may not be less than six percent (6.0%) or more than seven percent (7.0%), subject to certain downward adjustments resulting from certain increases in the market price of the Common Stock. Interest on the Notes is payable monthly in arrears on the first day of each month during the term of the Notes.

The initial fixed conversion price under the Notes is $0.28 per share. The fixed conversion price is subject to anti-dilution protection adjustments, on a weighted average basis, upon the Company's issuance of additional shares of Common Stock at a price that is less than the then current fixed conversion price. Subject to certain limitations, Laurus may, at any time, convert the outstanding indebtedness of each of the Notes into shares of Common Stock at the then applicable conversion price. Subject to certain trading volume and other limitations, the MB Note will automatically convert at the then applicable conversion price into shares of Common Stock if, at any time while an effective registration statement under the Securities Act for the resale of the Common Stock underlying the MB Note and Laurus Warrant is outstanding, the average closing price of the Common Stock for ten (10) consecutive trading days is at least $0.31, subject to certain adjustments. The Revolving Note is potentially convertible into more than $750,000 worth of Common Stock, depending upon the amount of aggregate borrowings by the Company under the Revolving Note and the amount of conversions by Laurus.

The Laurus Warrant grants Laurus the right to purchase up to 1,143,000 shares of Common Stock of the Company at an exercise price of $0.35 per share. The Company is also issuing a warrant to purchase 178,571 shares of Common Stock at an exercise price of $0.35 (the "TN Warrant"), and a cash payment of $37,500, to TN Capital Equities, Inc. ("TN Capital"), as compensation for TN Capital's serving as the placement agent that introduced the Company to, and facilitated negotiations with, Laurus. The Laurus Warrant and the TN Warrant each expire on August 31, 2009. TN Capital has been afforded piggyback registration rights for the shares of Common Stock covered by the TN Warrant.

In exchange for the agreement by Deutsche Bank and VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P., and VantagePoint Partners 1996, L.P. (collectively, with Deutsche Bank, the "Senior Noteholders") to subordinate to Laurus their prior lien on certain of the Company's accounts receivable, the Company issued warrants to the Senior Noteholders (the "Noteholder Warrants"), allocated ratably in accordance with the Senior Noteholders' interests in the Company's 2003 note and warrant financing, to purchase up to an aggregate of 19,143,000 shares of Common Stock. The Noteholder Warrants expire on July 18, 2006 and are exercisable only upon approval by the Company's stockholders and solely in the event of a change of control of the Company where the price paid per share of Common Stock or the value per share of Common Stock retained by the Company's common stockholders in any such change of control (the "Change of Control Price") is less than the then current per share exercise price of the warrants previously issued to the Senior Noteholders under the Company's 2003 note and warrant financing. The exercise price of the Noteholder Warrants will be calculated at the time of a qualifying change of control of the Company, if any, and will be equal to the Change of Control Price. The Senior Noteholders have been afforded registration rights under the Noteholder Warrants. As a condition to the Company's issuance of the Noteholder Warrants, the Senior Noteholders waived any anti-dilution rights to which they might otherwise be entitled under all warrants previously issued to the Senior Noteholders resulting from the issuance or exercise price of the Noteholder Warrants.

The Company is obligated to file a registration statement on Form S-3 (or if Form S-3 is not available another appropriate form) registering the resale of shares of the Company's Common Stock issuable upon conversion of the MB Note, exercise of the Laurus Warrant and exercise of the TN Warrant. If the registration statement is not timely filed, or declared effective within the timeframe described, or if the registration is suspended other than as permitted, in the registration rights agreement between the Company and Laurus, the Company is obligated to pay Laurus certain fees.

Under the American Stock Exchange rules, stockholder approval is required for any stock issuance transaction that could result in the issuance of a number of shares of Common Stock that is greater than 19.99% of the Company's outstanding common stock at less than the market price. Although the shares issuable upon conversion of the Notes are priced above the market price, the conversion price under the Notes is subject to weighted average anti-dilution protection adjustments that could result in the issuance of more than 19.99% of the outstanding shares of Common Stock of the Company at a price below market. The security agreement entered into by the Company and Laurus provides that if conversion of the Notes would result in the issuance of more than 19.99% of the outstanding shares of Common Stock of the Company and stockholder approval is required, the Company is required to solicit stockholder approval at its then next
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regularly scheduled stockholder meeting, but is not obligated to issue such shares until such stockholder approval is obtained.

To the knowledge of the Company, neither Laurus nor any of its affiliates maintains or has maintained in the past any affiliation with the Company or its officers, directors or affiliates. The Senior Noteholders currently have representatives serving as directors on the Company's Board of Directors.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DSL.NET, INC.


Date        October 12, 2004
                                              By:  /s/ Robert J. DeSantis
                                                 -------------------------------
                                              Name:  Robert J. DeSantis
                                              Title:  Chief Financial Officer